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                                                                      Exhibit 24
                               POWER OF ATTORNEY
                               -----------------

     Each of the undersigned officers and directors of American Eagle Outfitters, Inc., a Delaware corporation (the "Company") hereby appoints Laura
A. Weil and Neil Bulman, Jr. as his or her true and lawful attorneys-in-fact, or either of them, with power to act without the others, as his or her true and lawful attorney-in-fact, in his or her name and on his or her behalf, and in any and all capacities stated below, to sign and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Company's Registration Statement on Form S-8 (the "Registration Statement") to register under the Securities Act of 1933, as amended, 5,000,000 shares of Common Stock, $.01 par value, of the Company to be sold and distributed by the Company pursuant to the Company's 1999 Stock Incentive Plan (the "Plan") and such other number of shares as may be issued under the anti-dilution provision of the Plan, and any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting unto such attorneys-in-fact, and to each of them, full power and authority to do and perform in the name of and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have signed these presents this 3rd day of December, 2001.

         Signature                      Title
         ---------                      -----

/s/ Jay L. Schottenstein           Chairman of the Board of Directors and
----------------------------       Chief Executive Officer
 Jay L. Schottenstein


/s/ George Kolber                  Vice Chairman
----------------------------
 George Kolber


/s/ Roger S. Markfield             President, Chief Merchandising Officer, and
----------------------------       Director
 Roger S. Markfield


/s/ James V. O'Donnell             Chief Operating Officer and Director
----------------------------
 James V. O'Donnell


/s/ Laura A. Weil                  Executive Vice President and Chief
----------------------------       Financial Officer
 Laura A. Weil


/s/ Dale E. Clifton                Vice President, Controller and Chief
----------------------------       Accounting Officer
 Dale E. Clifton


/s/ Ari Deshe                      Director
----------------------------
 Ari Deshe


/s/ Jon P. Diamond                 Director
----------------------------
 Jon P. Diamond


/s/ Martin P. Doolan               Director
----------------------------
 Martin P. Doolan
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/s/ Michael G. Jesselson                Director
----------------------------
 Michael G. Jesselson


/s/ Thomas R. Ketteler                  Director
----------------------------
 Thomas R. Ketteler


/s/ John L. Marakas                     Director
----------------------------
 John L. Marakas


/s/ David W. Thompson                   Director
----------------------------
 David W. Thompson


/s/ Gerald E. Wedren                    Director
----------------------------
 Gerald E. Wedren


/s/ Gilbert W. Harrison                 Director
----------------------------
 Gilbert W. Harrison